UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

     FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2007

           First Community Corporation
     (Exact Name of Registrant As Specified in Its Charter)

   South Carolina
(State or Other Jurisdiction of Incorporation)

           000-28344                                                          57-1010751

(Commission File Number)                    (I.R.S. Employer Identification No.)

           5455 Sunset Blvd, Lexington, South Carolina                          29072
          (Address of Principal Executive Offices)                          (Zip Code)

   (8 03) 951-2265

(Registrant's Telephone Number, Including Area Code)

   Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition

On October 17, 2007, First Community Corporation, holding company for First Community Bank, issued a press release announcing its financial results for the quarter ended September 30, 2007.

A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits

     (c)     Exhibits

      Exhibit No.       Exhibit

       99.1                   Earnings Press Release for the quarter ended September 30, 2007.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                             FIRST COMMUNITY CORPORATION

                                                                                                                                             By:       /s/ Joseph G. Sawyer
                                                                                                                                             Name:     Joseph G. Sawyer
                                                                                                                                             Title:     Chief Financial Officer

Dated:    October 18, 2007

EXHIBIT INDEX

Exhibit Number           Description

99.1                  Earnings Press Release the quarter ended September 30, 2007.

4